                                                                     EXHIBIT 3


                             [FORM OF CERTIFICATE]


NUMBER                           Gulf West                              SHARES
------------                     Banks, Inc.                            ------

------------                                                            ------

PAR VALUE $1.00 PER SHARE                                      SEE REVERSE FOR
                                                           CERTAIN DEFINITIONS

              INCORPORATED UNDER THE LAWS OF THE STATE OF FLORIDA
                                                             CUSIP 402582 10 0

                    THIS IS to Certify that ________________
                        is the owner of ________________

     FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF Gulf West Banks, Inc. transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this
                        Certificate properly endorsed.

    This Certificate is not valid unless countersigned and registered by the
                         Transfer Agent and Registrar.

               Witness, the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:____________


/s/                                     /s/
  --------------------------------         -----------------------------------
      Secretary                                  President


                                [CORPORATE SEAL]

                                                 Countersigned and Registered:
                                                        SunTrust Bank, Atlanta

                                                  Transfer Agent and Registrar

                                                          Authorized Signature

                             GULF WEST BANKS, INC.


      The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

              TEN COM  -  as tenants in common                  UNIF GIFT MIN ACT - ......... Custodian .........
              TEN ENT   - as tenants by the entireties                              (Cust)                (Minor)
              JT TEN      - as joint tenants with right of                          under Uniform Gifts to Minors
                          survivorship and not as tenants                           Act .........................
                          in common                                                         (State)



                          Additional abbreviations may also be used though not
in the above list.


      For value received, .................. hereby sell, assign and transfer unto [please insert social security or other identifying number of assigned]

 .....................................................


------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------ shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ___________________________________________

Attorney to transfer the said stock on the books of the within named

Corporation with full power of substitution in the premises.

Dated:  .....................


                                        --------------------------------------
                               NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


                                        --------------------------------------
               SIGNATURE(S) GUARANTEED: THE SIGNATURE(S) SHOULD BE GUARANTEED
                                        BY AN ELIGIBLE GUARANTOR INSTITUTION
                                        (BANKS, STOCKBROKERS, SAVINGS AND LOAN
                                        ASSOCIATIONS AND CREDIT UNIONS WITH
                                        MEMBERSHIP IN AN APPROVED SIGNATURE
                                        GUARANTEE MEDALLION PROGRAM), PURSUANT
                                        TO S.E.C. RULE Ad-15.